UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2009

BLUELINX HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32383	77-0627356
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wildwood Parkway, Atlanta, Georgia	30339
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 953-7000

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On November 11, 2009, at 10:30 a.m. Pacific, the management BlueLinx Holdings Inc. (NYSE:BXC), presented at D.A. Davidson & Company’s Housing Recovery Conference in San Francisco, California. The Company’s presentation materials for the conference are attached hereto as Exhibit 99.1 and are incorporated herein by reference. The presentation will be webcast live on the BlueLinx web site at www.BlueLinxCo.com. To access the broadcast, go to the Investor Relations section of the BlueLinx web site at www.BlueLinxCo.com.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit	Description
99.1	BlueLinx Holdings Inc. presentation for the D.A. Davidson & Company Housing Recovery Conference in San Francisco dated November 11, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUELINX HOLDINGS INC.
By:	/s/ Matthew R. Nozemack
Matthew R. Nozemack
Assistant General Counsel & Secretary

Dated: November 11, 2009

EXHIBIT INDEX

Exhibit	Description
99.1	BlueLinx Holdings Inc. presentation for the D.A. Davidson & Company Housing Recovery Conference in San Francisco dated November 11, 2009.